EXHIBIT 10.2








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                                                                    Exhibit 10.2





                                   TYCOM LTD.



                         FOUNDERS' SHARE OPTION PROGRAM





                                    ARTICLE 1
                               PURPOSE OF PROGRAM

         SECTION 1.01. General Purpose The purpose of this TyCom Ltd. Founders' Share Option Program (the "Program") is to afford certain individuals who are full-time employees of TyCom Ltd. (the "Company") or any other Company which is a subsidiary company (wherever incorporated) as defined by Section 86 of the Companies Act of 1981 of Bermuda (as amended) or other business unit, whether or not incorporated, of the Company (a "Subsidiary") at or near the date that the Company effects an initial public offering of its shares (the "IPO Date") the opportunity to acquire a proprietary interest in the Company pursuant to an option to purchase its common shares (the "Option") granted by the Company.

         SECTION 1.02. Option Options granted under the Program are intended to be "non-qualified" stock options under the Internal Revenue Code of 1986, as amended.



                                    ARTICLE 2
                            SHARES SUBJECT TO PROGRAM

         SECTION 2.01. Description of Shares The Shares to which the Program applies are common shares of the Company, $0.25 par value (the "Shares"), which may be either authorized and unissued Shares or, to the extent permissible under applicable law, Shares acquired by the Company, any Subsidiary or any other Person designated by the Company. The number of Shares to be issued or sold pursuant to Options granted hereunder shall not exceed 800,000 Shares.

         SECTION 2.02. Restoration of Unpurchased Shares Any Shares subject to an Option granted hereunder that, for any reason, expires or is terminated unexercised as to such Shares may again be subject to an Option to be granted hereunder.



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                                    ARTICLE 3
                     ADMINISTRATION; COMMITTEES; AMENDMENTS

         SECTION 3.01. Administration The Program shall be administered by the Board of Directors of the Company (the "Board") or a committee designated by the Board to administer the Program (the "Committee").

         SECTION 3.02. Interpretation The interpretation and construction by the Committee or the Board of the provisions of the Program or of the Options granted hereunder shall be final, unless, in the case of the Committee, otherwise determined by the Board.

         SECTION 3.03. Amendments or Discontinuation The Board may make such amendments, changes, and additions to the Program, or may discontinue and terminate the Program, as it may deem advisable from time to time; provided, however, that no such action shall adversely affect or impair any Options granted under the Program prior to the date of such action.

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                                    ARTICLE 4
                PARTICIPANTS; MAXIMUM GRANT; DURATION OF PROGRAM

         SECTION 4.01. Eligibility and Participation Options shall be granted only to persons ("Optionees") who (a) (i) at the IPO Date are full-time non-union employees of the Company or a Subsidiary and (ii) do not receive grants of options to purchase Shares under the Company's Long Term Incentive Plan on the IPO Date or (b) (i) become full-time non-union employees of the Company or a Subsidiary in the six-month period following the IPO Date and (ii) do not receive grants of options to purchase Shares under the Company's Long Term Incentive Plan during the six month period following the IPO Date. The Committee or the Board shall determine the employees to be granted Options hereunder and the number of options granted to each employee.

         SECTION 4.02. Duration of Program All Options under the Program shall be granted within eight (8) months of the IPO Date.



                                    ARTICLE 5
                         TERMS AND CONDITIONS OF OPTIONS

         SECTION 5.01. Number of Shares Each Optionee shall be granted an Option to purchase that number of Shares as determined by the Board or the Committee.

         SECTION 5.02. Purchase Price For Optionees who are employees of the Company or a Subsidiary on the IPO Date, the purchase price per Share under an Option (the "Purchase Price") shall be not less than the price at which Shares are offered to the public on the IPO Date ("the IPO Price"). For Optionees who become employees of the Company or a Subsidiary after the IPO Date, the Option Price shall be the greater of the Fair Market Value of the Shares (as defined below) on the date of grant or the IPO Price. For purposes of this Program, "Fair Market Value" shall mean the volume weighted average sale price of the Shares as reported on Bloomberg on the first day of each month (or the preceding




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business day if the first day of the month is not a business day) or, if the volume weighted average sale price is not available, Fair Market Value shall mean the fair market value of Shares determined by such methods or procedures as shall be established from time to time by the Committee.

         SECTION 5.03. Date of Grant Optionees who are employed by the Company or a Subsidiary on the IPO Date will receive a grant of Options under this Program on the IPO Date. Those employees eligible to be Optionees in the Program under Section 4.01(b) will be granted Options on the first day of the first month which is coincident with or follows their date of hire.

         SECTION 5.04. Term of Option Options granted under this Program shall expire on the tenth anniversary of the date of grant (the "Expiration Date").

         SECTION 5.05. Vesting of the Option Options granted under this Program shall vest and be exercisable in accordance with the following schedule: no Shares subject to the Option will vest until the date which is the first anniversary of the date of grant; on the first anniversary of the date of grant, 33 1/3% of the Shares subject to the Option will vest; on the second anniversary of the date of grant, another 33 1/3% of the Shares subject to the Option will vest; on the third anniversary of the date of grant, the remaining 33 1/3% of the Shares subject to the Option will vest. Vested Options will be rounded to the nearest whole number.

         SECTION 5.06. Manner of Exercise An Option granted under this Program may be exercised in whole or in part to the extent it is vested by giving written notice of exercise in the manner specified by the Committee to the Company specifying the number of Shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

          (i) In cash, by certified or official bank check or other instrument acceptable to the Committee; or

         (ii) By the Optionee delivering to the Company in the manner specified by the Committee a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price as so provided. The Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; or

        (iii) By such other methods as may be permitted by the Committee.

Payment instruments will be received subject to collection. The issue and allotment of the Shares and the delivery of certificates representing Shares to be purchased pursuant to the exercise of the Option will be contingent upon receipt from the Optionee by the Company of the full Purchase Price for such Shares and any required withholding taxes, and the fulfillment of any other requirements contained in the Program or applicable provisions of law.

         SECTION 5.07. Termination of Employment Subject to the specific provisions of Article 7 of this Program, if an Optionee ceases to be an employee of the Company, a Subsidiary of the Company, the Parent (as defined by Section




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8b of the Companies Act of 1981 of Bermuda (as amended)), or a Subsidiary of the Parent, the period within which to exercise the Option shall be subject to earlier termination as set forth below:

          (i) Termination Due to Death. If an Optionee ceases to be an employee due to his/her death, the Option held by the Optionee shall become fully vested and may be exercised by the Optionee's legally appointed representative for a period of twelve (12) months from the date of death or until the Expiration Date, if earlier.

         (ii) Termination Due to Disability. If an Optionee ceases to be an employee to due his Disability (as defined herein), the Option held by the Optionee shall become fully vested and may be exercised by the Optionee (or the Optionee's legally appointed representative if the Optionee is incapacitated) for a period of twelve (12) months from the date of termination or until the Expiration Date if earlier.

         For purposes of this Program, "Disability" shall mean an Optionee's permanent and total incapacity of engaging in any employment for his or her employer for physical or mental reasons. Disability shall be deemed to exist only when an Optionee meets the requirements for disability benefits under his or her employer's long-term disability plan or, if the employer has no such plan applicable to an Optionee, the requirements for disability benefits under the United States Social Security law (or similar law outside the United States) then in effect.

        (iii) Termination of Employment (other than for "Misconduct" or after a "Change of Control"). If an Optionee ceases to be an employee for any reason other than those specified in Section 5.07(i), (ii), (iv) and
         (v) (including voluntary termination and retirement), then any unvested portion of the Option shall expire on the date of termination and be of no further force and effect and any portion of the Option that is vested and by its terms exercisable shall be exercisable by such Optionee for a period of three (3) months from the date of termination or until the Expiration Date, if earlier.

         (iv) Termination for "Misconduct". If an Optionee ceases to be an employee by reason of his/her discharge by his or her employer for Misconduct, then any unvested portion of an Option and any vested Option that has not been exercised shall be forfeited by Optionee and expire on the date of such discharge. The Company shall have the right to delay Option exercises for an Optionee who is undergoing an investigation for Misconduct that could reasonably lead to his or her discharge for Misconduct. For purposes of this Program, "Misconduct" shall mean an action or actions, that individually or collectively, are, in the opinion of the Committee, which opinion shall be conclusive, willfully or wantonly harmful to the Company or a Subsidiary.

          (v) Termination of Employment due to "Change of Control". If the Optionee is terminated by the Company for any reason other than Misconduct at any time after a Change of Control, the Option held by the Optionee shall become fully vested and may be exercised for a period of twelve (12) months from the date of termination or until the Expiration Date, if earlier.





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     For purposes of this Article 5, transfer of employment from the Company to a Subsidiary, from a Subsidiary to the Company, or from one Subsidiary to another shall not be considered a termination of employment. Nor shall it be considered a termination of employment if the Optionee is placed on a military or sick leave or such other leave of absence which is considered by the Committee as continuing intact the employment relationship; in such a case, the employment relationship shall be continued until the later of the date when the leave equals ninety days or the date when an Optionee's right to reemployment shall no longer be guaranteed either by law or by contract.

         SECTION 5.08. Rights as a Shareholder No Optionee shall have any rights as a shareholder with respect to Shares subject to an Option granted under the Program until the date of the entry of the name of the Optionee in the register of members of the Company as the holder of such Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date of such entry.

         SECTION 5.09. Transferability The Option is not transferable otherwise than by will or by the laws of succession, and shall be exercisable during an Optionee's lifetime only by the Optionee or, in the case of incapacity, by the Optionee's legally appointed representative.



                                    ARTICLE 6
                               CAPITAL ADJUSTMENTS

         SECTION 6.01. Capital Adjustments In the event it is determined that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, share split, reverse share split, subdivision, consolidation or reduction of capital, reorganization, merger, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Program, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Options may be granted, (ii) the number and type of Shares (or other securities or property subject to outstanding Options), and
(iii) the grant or exercise price with respect to any Option or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Option; provided that the number of Shares subject to any Option denominated in Shares shall always be a whole number. Any determination made by either the Committee or the Board under this Article 6 shall be final, binding and conclusive upon each Optionee.






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                                    ARTICLE 7
                                CHANGE OF CONTROL

         SECTION 7.01. Treatment of Options Upon a Change of Control Except as otherwise determined by the Committee at the time of grant of an Option, in the event of a Change of Control, each outstanding Option shall be assumed or an equivalent Option or right shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option at the time of the Change of Control, all Options granted under this Plan will become fully vested and exercisable. If outstanding Options are assumed or substituted upon a Change of Control and the Optionee is terminated other than for Misconduct by the successor corporation at any time after a Change of Control, all Options held by such Optionee shall fully vest and be immediately exercisable as of the date of such termination. If Options become fully vested and exercisable upon a Change of Control and the Shares of the Company are no longer traded on a recognized national or international securities market or exchange, Optionees who hold outstanding Options will be entitled to receive a cash payment equal to the amount such Optionee would have received had such Optionee exercised and sold the Shares underlying the Option on the last practicable date prior to the Change of Control.

         SECTION 7.02. Definition For purposes of this Program, a "Change of Control" shall mean the occurrence of any of the following events:



          (i) any "person" or "group" (as defined under Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act")) is or becomes the direct or indirect "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), of securities representing 50% or more of the combined voting power of the Company's then outstanding voting securities other than in connection with a merger, amalgamation, scheme of arrangement or other combination pursuant to which the shareholders of the Company immediately prior to such event beneficially own 50% or more of the voting rights exercisable generally of any such person which is an entity;

         (ii) such time as the Continuing Directors (as defined below) cease for any reason, other than death, incapacity or retirement of a Director, to constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term "Continuing Director" means at any date a member of the Board who (A) was a member of the Board on the IPO Date or (B) was nominated or elected subsequent to such date by at least a majority of the Directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the Directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from clause (B) any individual whose election to the Board occurred as a result of a meeting of the Company requisitioned pursuant to Section 74 of the Companies Act 1981 of Bermuda or otherwise as a result of action taken by or on behalf of a person other than the Board;





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        (iii) any "person" or "group" (other than an employee benefit plan or plans maintained by the Company or its Affiliate) comes to possess, directly or indirectly, the legal right to direct the management and policies of the Company, whether through the ownership of securities, by contract or otherwise (other than solely by virtue of membership on the Board or any committee thereof); or

         (iv) a merger, amalgamation, scheme of arrangement or other combination of the Company with or into another person or any analogous or similar transaction or event occurs as a result of which the voting rights exercisable at general meetings of the Company in respect of the shares of the Company in issue immediately prior to the relevant event no longer represent a majority of all the voting rights normally exercisable at general meetings of the Company (or, if the Company is acquired by another entity in connection with such event, of such entity) in respect of the shares of the Company (or, if the Company is acquired by another entity in connection with such event, of the securities of such entity) in issue immediately after such event;

provided, however, that the Offering and any subsequent offering or series of offerings of the Shares of the Company on an established securities market or exchange or any distribution of Shares by the Parent, whether by dividend, spinoff or otherwise, shall not be considered a "Change in Control."



                                    ARTICLE 8
                                     GENERAL

         SECTION 8.01. Right of Company to Terminate Employment Relationship Nothing contained in the Program shall confer upon any Optionee any right to be continued as an employee of the Company or a Subsidiary, or interfere in any way with the right of his/her employer to terminate such relationship for any reason whatsoever, with or without cause, at any time.

         SECTION 8.02. Trading Policy Restrictions Option exercises (and the Shares acquired thereby) shall be subject to such Company trading-policy-related restrictions, terms and conditions as may be established by the Committee, or in accordance with policies set by the Committee, from time to time.

         SECTION 8.03. Certain Limitations The award of an Option does not entitle the Optionee to any benefit other than that granted under the Plan; any benefits granted under the Plan are not part of the Optionee's ordinary salary, and shall not be considered as part of such salary in the event of severance, redundancy or resignation; and the benefits granted under the Plan are entirely at the grace and discretion of the Company and its Subsidiaries and that the Company retains the right to amend or terminate the Plan at any time at its sole discretion and without notice.

         SECTION 8.04. Notices Notices under the Plan or an Option shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.




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         SECTION 8.05. No Obligation to Exercise The granting of an Option hereunder shall impose no obligation upon an Optionee to exercise such Option.

         SECTION 8.06. Effectiveness of Program The Program shall become effective upon its adoption by the Board subject to approval of the Program by the shareholders of the Company.

         SECTION 8.07. Tax Requirements The exercise or surrender of any Option under this Program shall constitute an Optionee's full and complete consent to whatever action the Committee or the Board elects to satisfy the applicable tax withholding requirements, if any, which the Committee or the Board in its discretion deems applicable to such exercise.

         SECTION 8.08. Interpretations and Adjustments To the extent permitted by applicable law, an interpretation of the Program and a decision on any matter within the Committee's or the Board's discretion made in good faith is binding on all persons.

         SECTION 8.09. Governing Law The Program and any and all Options granted thereunder shall be governed by, and construed and enforced in accordance with, the laws of Bermuda; except that any references to the laws of the United States shall be interpreted in accordance with relevant United States law. The Committee may amend the terms of the Program and any Options granted thereunder to comply with the laws of Bermuda or the laws of any other applicable jurisdiction.




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